Equity-Based Compensation (FY)	12 Months Ended
Sep. 30, 2019
OneWater LLC [Member]
Equity-Based Compensation [Abstract]
Equity-Based Compensation
14	Equity-Based Compensation

The Company accounts for equity-based compensation plans in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”. Equity-based awards are designed to reward employees for their long-term contributions to the Company and to provide incentives for them to remain with the Company. Valuation models are utilized to value all equity-based compensation. Compensation for awards are measured at fair value on the grant date based on the number of shares expected to vest. The Company recognizes compensation cost for all awards on a straight-line basis over the requisite service period of the award.

The Company has issued Profit in Interests awards to select members of executive management. These awards are for Class B units which represent non-voting units. These awards vest over three to five years and are designed to motivate and retain the executives through long-term performance incentives. Profit in Interests awards are as follows:

	Non-Vested Profits in Interests	Vested Profits in Interests	Weighted Average Grant Date Fair Value Per Share
Balance as of September 30, 2017	3,500	—	$356
Granted	2,529	—	193
Forfeited	(2,187)	—	189
Vested	(513)	513	437
Balance as of September 30, 2018	3,329	513	$352
Vested	(756)	756	366
Balance as of September 30, 2019	2,573	1,269	$348

There were no awards granted during the year ended September 30, 2019. During the year ended September 30, 2018, there were 5 awards granted totaling 2,529 units awarded with a grant date fair value of $0.5 million. The Company engaged a valuation specialist to assist management in completing a fair value measurement of equity and equity-based awards using a combination of a market and income approaches to arrive at fair value. These approaches use earnings multiples of comparable public companies, the Company’s 5-year income projections and weighted average cost of capital, as the main inputs to the valuation. There were 2,188 unit awards with a grant date fair value or $0.4 million forfeited during the year ended September 30, 2018. There were 756 and 513 unit awards which vested during the years ended September 30, 2019 and 2018 with a grant date fair value of $0.3 million and $0.2 million, respectively. For the year ended September 30, 2019 and 2018, $0.2 million and $0.2 million was expensed related to equity awards. The Company expects to recognize $0.5 million of compensation cost related to non-vested equity awards over a weighted-average period of 1.4 years.

During the year ended September 30, 2017, there were 3 awards granted totaling 2,500 units awarded with a grant date fair value of $0.5 million. For the year ended September 30, 2017, $0.4 million was expensed for compensation cost related to non-vested equity awards.